UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 24, 2014

GYRODYNE COMPANY OF AMERICA, INC.

 (Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

 (Address of principal executive

offices) (Zip Code)

(631) 584-5400

Registrant’s telephone number,

including area code

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to Form 8-K is being filed solely to remove a reference to a real estate commission provision which is not a term of the Management Services Agreement which is the subject of the Form 8-K and was therefore erroneously included in the original Form 8-K.

Item 1.01. Entry Into a Material Definitive Agreement.

On December 24, 2014, Gyrodyne Company of America, Inc. (the “Company”) entered into a Management Services Agreement (the “Agreement”) between the Company and Gyrodyne Special Distribution, LLC, a New York limited liability company (“GSD”), pursuant to which the Company agreed to continue providing certain management services to GSD. The management services include acquisition and disposition services, asset management services, accounting and other administrative services, property management services and shareholder services.

Pursuant to the Agreement, in consideration for these services GSD will:

●	reimburse the Company for 85% of the Company’s general and administrative expenses and pay a fee to the Company equal to 8.5% of such reimbursed amount;
●

reimburse the Company for all rental expenses, whether value added (such as contractor and consultant expenses) or non-value added (such as utilities and taxes) paid by the Company in respect of the Properties;

●	pay a fee to the Company equal to 8.5% of all value added rental expenses paid by the Company in respect of the Properties (but no fee in respect of non-value added rental expenses);
●	reimburse the Company for 100% (without mark-up) of any bonuses paid by the Company to its employees and directors and related payroll taxes on account of any sales of GSD’s properties;
●	pay interest to the Company at the rate of 5.0% per annum on any funds advanced by the Company to GSD pursuant to the liquidity facility made available to GSD by the Company; and

The Company believes the foregoing fees are fair to both the Company and GSD based upon a number of factors, including a management services benchmarking study commissioned by the Company.

The properties currently owned by GSD were previously owned directly or indirectly by the Company. On December 30, 2013, the Company distributed to its shareholders, as the non-cash portion of the special dividend announced on September 12, 2013, all of the equity interests of GSD, then a wholly-owned subsidiary of the Company which owned 100% of the interests (through GSD’s subsidiaries) in the Company’s four real estate properties, subject to related mortgage debt in favor of Flowerfield Mortgage Inc., also a subsidiary of the Company, with the Company having the contractual right to manage the business and properties of GSD. Between December 30, 2013 and December 24, 2014, the Company had been providing the foregoing services under substantially the same terms now set forth in the Agreement pursuant to the management provisions contained in GSD’s limited liability company agreement which designates sole management authority in the Company and which entitles the Company to market-rate compensation for its services as well as reimbursement for any costs and expenses incurred by and properly allocable to GSD.

The foregoing description of the Agreement is qualified in its entirety by reference to the copy of the Agreement filed as Exhibit 10.1 to this Report and incorporated by reference herein.

  Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

10.1

Management Services Agreement, dated as of December 24, 2014, by and between Gyrodyne Special Distribution, LLC, a New York limited liability company, and Gyrodyne Company of America, Inc., a New York corporation.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

Date:  January 2, 2015